Exhibit 99.1

1	Wedbush 13th Annual Consumer Conference December 11, 2012 Presented By Douglas C. Robinson, President and CEO

Safe Harbor Statement This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believe,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “look forward to,” “anticipates” and variations thereof, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of performance and actual results could differ materially from those contained in such statements. These forward-looking statements are based on our current expectations and beliefs concerning future events affecting us and involve known and unknown risks and uncertainties that may cause our actual results or outcomes to be materially different from those anticipated and discussed herein. These risks and uncertainties are discussed in greater detail in the our Annual Report on Form 10-K and its Quarterly Report on Form 10-Q under the caption “Risk Factors”, and in other documents filed by us from time to time with the Securities and Exchange Commission. We caution you not to place undue reliance on the forward-looking statements contained in this presentation. All forward-looking statements are based on information currently available to us as of today, and we undertake no obligation to revise or update these forward- looking statements to reflect events or circumstances after the date of this document, except as required by law. 2 Health Claims Disclaimer Statements made in this presentation have not been evaluated by the Food and Drug Administration. LifeVantage products are not intended to treat, cure, prevent or mitigate any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Company Profile NASDAQ 2012: LFVN Headquarters: SLC, UT Q1 2013 Rev: $52.9 M Q1 2013 Op Income: $6.9 M Cash Balance: $25.2 M Debt: $0 Fiscal Year End June 30 Launched network marketing model 2009 3 A leader in healthy living with scientifically validated, research-backed solutions to fight oxidative stress

Investment Summary 4 Based on Fiscal Year End June 30, 2012 Current market capitalization / fiscal year end June 30, 2012 revenue Current stock price / fiscal year end June 30, 2012 EPS Nasdaq: LFVN Nasdaq: LFVN Headquarters: Salt Lake City, UT Headquarters: Salt Lake City, UT Fiscal Year End June 30 Fiscal Year End June 30 Recent Price (12/07/12) $2.00 52-Week Range $1.28—$3.98 Shares Outstanding 113 M Fully Diluted Shares 134 M Average Daily Volume (3 months) 393,000 Market Capitalization (12/07/12) $236 M Sales Multiple (1)(2) 1.8 Price / Earnings (1)(2) 18.2 FY12 Revenue (1) $126.2 M FY12 Operating Income(1) $21.5 M FY12 Cash Flow from Operations (1) $19.4 M

LifeVantage Evolution

Lifeline Nutraceuticals launched

First study completed and Protandim® launched


FREE RADICAL BIOLOGY & MEDICINE


PROTANDIM

Changed name to LifeVantage

Received first patent


UNITED STATES PATENT AND TRADEMARK OFFICE
DEPARTMENT OF COMMERCE

Introduced TrueScience Anti-Aging Skin Cream



Launched network marketing sales channel

DSA DIRECT SELLING ASSOCIATION

Entered the Japan market "not for resale" (NFR)

Listed on NASDAQ 9/12/12

Expecting to launch "on the ground" in Japan: 1/1/13

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

©LifeVantage 2012

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Strategically Positioned in Growth Markets 6 Global Nutraceutical Product Market Projected to Grow 6.3% Annually Through 2017 (2) (CHART) 2011 2017 Consumer confidence in supplements is on the rise (1) Cosmeceuticals (3) U.S. Retail Sales (CHART) 2011 2016 2016 Positioned in multiple large industry categories projected to grow (1) nutraceuticalsworld.com, May 17, 2012 (2) Transparency Market Research. Nutraceuticals Product Market: Global Size, Segment and Country Analysis & Forecasts (2007-2017), March 2012 (3) Packaged Facts, Cosmeceuticals in the U.S., April 2012 (4) NBJ 2011 Direct Selling Report

Benefits of Network Marketing Authentic “person-to- person” approach Addresses real issues Education-based message 7 Typical Retail Customer Experience LifeVantage Customer Experience Lack of education Overwhelmed by multiple choices Limited customer service

Today…A Two Product Lineup Protandim® The Nrf2 Synergizer® Backed by patents, considerable research and peer-reviewed studies TrueScience Anti-Aging Cream Scientifically-based skin cream Designed to reduce the signs of aging 8 ©2012 LifeVantage

Revenue and Product Distribution 9 (CHART) (CHART) Worldwide Distribution Q1 2013 Revenue Product Category Q1 2013 Revenue LifeVantage TrueScience® Anti-Aging Skin Cream Advanced nutraceutical dietary supplement, Protandim®, the Nrf2 Synergizer®

Unique, patented blend of naturally-occurring plant compounds Scientifically validated Shown to reduce oxidative stress up to 40% in 30 days Nrf2 activation Shown to combat oxidative stress by increasing body’s own production of powerful, natural antioxidant enzymes at the genetic level 10 Protandim®—the Nrf2 Synergizer® Oxidative Stress refers to the cellular and tissue damage caused by chemically reactive oxygen radicals and related oxidants. It is a result of the metabolic process and may promote some of the undesirable effects of aging.

All five ingredients (2) together (Protandim formula) produced 18-fold increase in expression of antioxidant gene Protected by six patents Four composition of matter patents—granted in 2007, 2008, and 2011 One methods and use patent granted in 2009 Australia patent in 2012 11 Synergistic Proven Formula (CHART) 18x more effective than the sum of its parts Synergistic induction of heme oxygenase by the components of Protandim in human brain-derived cells (1) (1) Free Radial Biology & Medicine study. Represents alcohol extract from 30 ug Protandim or components per ml medium (2) Ashwagandha, Bacopa Extract, Green Tea Leaf Extract, Milk Thistle Extract, Turmeric Extract. Fold Induction Heme Oxygenase mRNA (2)

Scientific Evidence and Validation

- Peer-reviewed studies:

Journal	Institution	Publication Date
Free Radical Biology & Medicine	University of Colorado	8/28/2005
Free Radical Biology & Medicine	University of Colorado	11/17/2008
PlosOne	Louisiana State	4/22/2009
Circulation, a journal of the American Heart Association	Virginia Commonwealth University	11/2/2009
Journal of Dietary Supplements	University of Colorado	6/1/2010
PlosOne	Louisiana State University	7/30/2010
Free Radical Biology & Medicine	The Ohio State University	03/15/2011
Enzyme Research	Louisiana State University	03/23/2011
Molecular Aspects Medicine	University of Colorado	10/15/2011
American Journal of Physiology	University of Colorado	4/1/2012
Oxidative Medicine Cellular Longevity	Colorado State University	5/22/2012
Free Radical Biology & Medicine	Colorado State University	11/29/2012

And others at www.pubmed.gov

- Additional studies are underway to test Protandim's efficacy with respect to the fight against oxidative stress primarily through Nrf2 activation.

©LifeVantage 2012

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TrueScience Anti-Aging Cream Optimal protection for healthful, vibrant and youthful skin Addresses the visible effects of stress and aging of skin Produces a result you can see 13 Formulated and developed with scientists and dermatologists Protects skin from a variety of factors that contribute to aging and the symptoms of unhealthy skin Contains ingredients from Protandim found to prevent cell damage internally Contains six skin-rebuilding essentials and 11 active anti-aging ingredients most effective in improving skin tone, texture and appearance.

Additional Product Focus Must fit in the “Healthy Living” category Seeking scientifically validated, clinically proven products Internal R&D focused on the reduction of oxidative stress primarily through Nrf2 activation Supplements for companion pets Healthy living trends target (for example) Physical fitness Wellness routines Anti-aging Weight management Nutrition 14 New product additions by internal development and/or external acquisition ©LifeVantage 2012

15 Geographic Diversity Opportunity for further international expansion ©LifeVantage 2012 Full distribution planned starting on Jan. 1, 2013 (1)

Active Customer Mix 16 By definition, our Active Independent Distributors and Active Preferred Customers have purchased product(s) during the prior three months. (CHART) (CHART) Approximately 8 out of 10 new enrollments are Preferred Customers

Continuous Training and Education

- Annual Convention
- Quarterly Elite Academies
- Monthly Premier Schools
- Weekly Leadership Calls
- Super Saturday Events
- Concentrate on enabling middle ranks
- Replicated websites
- Business tools



During fiscal 2012, LifeVantage Corporation and distributors held over 13,000 training and opportunity meetings across the network.

©LifeVantage 2012

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Manufacturing & Quality Focus

- On December 5th, the Company initiated a voluntary recall of select lots of Protandim.
- We are committed to producing safe, scientifically validated products.
- "Reputational Capital" is an operational imperative and is earned with business transparency and high ethical standards.
- Based on what we know today, potential gross cost impact is $7M [1].
  - ~$3.5 M for material disposition and replacement.
  - ~$2.5 M for shipping replacement product.
  - ~$1.0 M for other voluntary recall related expenses.

(1) Estimate as of December 5, 2012

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Manufacturing & Quality Focus

"The likelihood that any one tablet of Protandim® will contain a small piece of wire is extremely low. Even if ingested the likelihood that the small pieces of wire would result in any adverse health event is also extremely low."

David W K Acheson MD, FRCP (Leavitt Partners)
Dr. Acheson is an internal medicine physician and was former Associate Commissioner for Foods at the FDA and Chief Medical Officer at the FDA Center for Food Safety and Applied Nutrition.

- What have we done?
  - Hired an independent GMP expert to evaluate our processes and provide process recommendations
  - Enhanced manufacturing processes with multiple redundancies, some of which now exceed industry standards
- The redundant processes include:
  - Additional filtering process at the raw material stage, beyond what is performed at the raw material supplier
  - Magnet at the powder stage prior to tableting
  - Metal detector post tableting
  - Metal detector post bottling

©LifeVantage 2012
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Revenue Growth 20 Launched Network Marketing

Income & Cash Generation 21 Launched Network Marketing in 2009 (CHART) (CHART)

Strengthening Balance Sheet Strengthening Balance Sheet 22 Improved balance sheet and increased transparency of financial statements were key FY 2012 successes. *Eliminated all derivative liabilities as of 3/31/12

23 ©LifeVantage 2012 FY 2013 Outlook Guidance (1) Revenue: $250—$260 M Operating Income: $34.5—$38.2 M Operating Margin: 13.8%—14.7% Fully Diluted EPS $0.18—$0.20 Diluted Shares Outstanding 129 M $250-260* (1) Based on FY13 guidance issued on 9/10/2012 Annual Revenue Growth

Positioned for Long-Term Profitable Growth 24 Increasing Geographic Diversity Improved Financial Health Experienced and Successful Management Team Complementary Products in Pipeline Expanding Distributor Network & Customer Base Growing Scientific Support & Awareness of Protandim Nasdaq: LFVN Nasdaq: LFVN Headquarters: Salt Lake City, UT Headquarters: Salt Lake City, UT Fiscal Year End June 30 Fiscal Year End June 30 Recent Price (12/07/12) $2.00 52-Week Range $1.28—$3.98 Shares Outstanding 113 M Fully Diluted Shares 134 M Avg. Daily Volume (3-mo) 393,000 Market Capitalization (12/07/12) $236 M Sales Multiple (1)(2) 1.8 Price / Earnings (1)(3) 18.2 FY12 Revenue (1) $126.2 M FY12 Operating Income (1) $21.5 M FY12 Cash Flow from Operations (1) $19.4 M Based on Fiscal Year End June 30, 2012 Current market capitalization / fiscal year end June 30, 2012 revenue Current stock price / fiscal year end June 30, 2012 EPS

Contact Information LifeVantage 9815 South Monroe Street Salt Lake City, UT 84070 801.432.9000 LifeVantage.com ICR 12400 Wilshire Boulevard, Suite 1200 Los Angeles, CA 90025 310.954.1100 icrinc.com 25